                                                                    EXHIBIT 10.2
                                     LEASE



PARTIES
This lease made this 10th day of March, 1997, by and between Cozy Realty Inc. ("Landlord") and NJS Acquisition Corporation 33-11th Ave, Hunt Sta. N.Y. 11 743, ("Tenant"),


PREMISES
Landlord leases to tenant and tenant leases from landlord, the property with improvements known as 19 Townsend Square Oyster Bay N.Y. 11771 , hereon referred to as "premises".


TERM
This lease shall commence on the Fifteenth day of March, 1997, for a period of 39 months, unless sooner terminated according to provisions hereof. Payment will begin on June 15th (March, April and May abated) and end on May 30th, 2000. Tenant has the option to renew at 6% inc for a term determined at a later date.


RENTAL
Tenant shall promptly pay as monthly rental hereunder the sum of $2800.00 payable to landlord at 35 Townsend Square, Oyster Bay N.Y. 11771 in advance on or before the first day of each calendar month during the period of this lease. If all rent due is not paid on or before the tenth of the month, tenant agrees to pay a late charge of 2% of the total balance. Tenant agrees to pay a $15.00 charge for each returned check, plus late payment charges.


SECURITY DEPOSIT

Receipt is hereby acknowledged of $2,800.00 as security deposit for the faithful performance of all the terms and conditions of this lease. Under no circumstance is the said security deposit to be construed as rent, and tenant shall not be entitled to any interest on same. Landlord is authorized to place security deposit in an interest bearing account with interest accruing to landlord. The security deposit will be returned to tenant only upon the occurrence of all of the following conditions: (a) payment of all rent due; (b)the vacating of the premises in clean condition; (c ) return of all keys to landlord ; (d) removal of abandoned articles; and (e) upon furnishing a forwarding address to landlord. Deductions from the security deposit shall be made for any damages done to the premise, normal wear and tear expected, including, but not limited to , insufficient light bulbs, scratches, bums, stains, holes in walls, as well as damages to personal property, if any. After the above conditions have been complied by tenant, security deposit , along with an itemized accounting of any charges or damages or other sums owed by tenant, will be mailed no later than thirty (30) days after the termination of this lease.

Tenant shall not withhold payment of the last month's rental or any portion thereof on the grounds that the security serves as security for the unpaid rental.

Tenant agrees to give landlord thirty (30) days advance written notice of vacating premises, and failure to do so shall constitute the forfeiture of the security deposit herein.

ABANDONED ARTICLES

All articles left in or upon the premises by the tenant upon termination of this lease for any reason shall be disposed of by the landlord as becomes necessary and in a manner as landlord may see fit and proper, and without recourse by tenant. The landlord herein is further given the right to use the tenants security deposit to cover the landlord's expenses in disposing of the tenant's articles.


HOLDOVER

Unless another lease is signed by the parties or unless written notice of termination is given by either party thirty (30) days prior to the expiration date hereof, this lease shall be automatically renewed on a month to month basis at a $168.00 rental increase per month. After expiration of the original term hereof, thirty (30) days advance written notice is required by either party for termination.


NOTICE REQUIREMENTS
Any notice required hereunder shall be given by personal delivery or regular mail at landlord's address or the address of the leased premises.


FAILURE TO OCCUPY
If tenant fails to occupy premises in accordance with this lease, all deposits hereunder shall be automatically forfeited.


CARE AND MAINTENANCE OF PREMISES

Tenant accepts the premises in its present condition and agrees to take good care of the premises and to make no alterations, additions, repairs or improvements without the prior written consent of landlord. Tenant agrees to report promptly, in writing, to landlord when any portion of the premises is out of repair, and to promptly reimburse landlord for any damage to the premises or furnishings thereof caused by the negligence, misuse, or any other occurrence attributable to tenant, tenant's agents, family or guests.


EQUIPMENT

Any electrical equipment which is part of the premises, including heating and air conditioning equipment, will be delivered by the landlord in good operating order. It is expressly understood that the tenant will properly operate all such equipment and surrender same in good operating order at the termination of this lease.


UTILITIES
Tenant will be responsible for electric usage, heat is included in rent.



OCCUPANCY

The premises shall be used only as an office. Neither whole or part of the premises, nor any portion thereof, shall be assigned or sublet by tenant to any other person without the prior written consent of landlord. Tenant accepts existing locks as safe and acceptable In the event that tenant changes or adds locks as security devices, keys or access shall be furnished to landlord.

NUISANCE CLAUSE

Tenant and the family and guests of tenant shall fully comply with all federal, state, municipal, and other laws and ordinances, and shall not commit any act which is a nuisance or annoyance to the neighborhood.


LIABILITY OF LANDLORD

The landlord shall not be liable to tenant of tenant's invitees, family, employees, agents or servants for any personal injuries or damage to personal property caused by defects, disrepair or faulty construction of the premises. Tenant hereby agrees to indemnify and hold hannless the landlord from and against any and all claims for damages to premises or personal injury arising from tenants use of premises, or from any activity, work or thing done, permitted or suffered by tenant in or about the premises. If in landlords judgement, there is substantial damages to the premises, landlord may terminate this lease by giving written notice to tenant and the rent shall be prorated and the balance refunded to tenant, less lawful deductions.

The landlord shall not be liable for personal injuries or property damage or loss from theft, vandalism, fire, water, hurricane, rain, explosion, or other causes whatsoever, unless the same is due to negligence or fault of landlord. Landlord shall have no duty to furnish smoke detectors except as required by statute. When smoke detectors are furnished, landlord shall test same and provide initial batteries at lease commencement; thereafter tenant shall pay for and replace smoke detector batteries, if any, as needed.


TENANTS INSURANCE

Tenant is hereby notified that landlord's insurance does not insure tenant against loss of personal property on the premise due to fire, theft, vandalism, or other causes. Tenant is responsible for insurance on tenant's own property for fire and casualty loss and for tenant's family for liability insurance coverage.

CONTRACTUAL LIEN

Tenant does, by the execution of this commercial lease, grant to the landlord an express contract lien and security interest upon all fixtures, goods and property of the tenant now or hereafter placed in or upon the premise in order to secure the prompt payment of rent herein provided, and the full compliance by tenant of all agreements and covenants hereunder. This contract lien shall be in addition to such statutory liens as landlord may have under and by virtue of the laws of the state of New York, as presently existing or as may be amended. In order to exercise contractual or statutory lien rights when tenant is in default hereunder, landlord may peacefully enter the premises and remove and store all property therein, except property exempt by statute, provided, however, tenant must be present or written notice of entry must be left afterward.


POST OFFICE BOX KEY

It is hereby acknowledged that tenant received one (1) post office box key. It is hereby understood by tenant that a fee of twenty five ($25.00) dollars will be paid to landlord for any lost key before landlord replaces said key.


DEFAULT
In the event the tenant shall default in the prompt payment of rent when same is due, or fail to perform any of the provisions of this lease, or in the event the tenant shall abandon the premises, or leave vacant, landlord, without further notice, may re-enter the premises by summary proceedings, or by force, without being liable for prosecution thereof Landlord may also take possession of said premises, and remove all of the persons or property therefrom, and may elect to either cancel this lease, or to relet the premises and receive the rent therefor. Such rent shall be applied first to the expenses incurred by landlord in entering and reletting, and then to the payment due under this lease, tenant shall be remain liable for any deficiency in the total amount due under said lease Tenant's absence from the premises for three (3) consecutive days while all or any portion of rent is delinquent, shall be deemed anabondonment of the premises. If tenant otherwise violates the terms of this lease, landlord may terminate tenants right of occupancy by giving three (3) days notice in writing. Landlord shall specifically have the right to institute and maintain the statutory suit of Forcible Entry and Detainer in proper court, and obtain a writ for possession thereby. In addition to all other remedies provided herein, tenant agrees to compensate landlord for all reasonable expenses necessary to enforce this lease and to collect the rental or damages for breach of this lease, including, but not limited to, all court costs and reasonable attorney's fees incurred in connection therewith.


INSPECTION
Landlord shall have the right to enter the premises at all reasonable hours to examine same or to make repairs and to show the premises to prospective tenants or purchasers.


NO WARRANTY OF HABITABILITY

Landlord and realtor hereby disclaim any Warranty of Habitability covering the premises and tenant hereby knowingly, voluntarily and for consideration waives any such warranty of habitability, it being expressly agreed and understood that the tenant has inspected the premises and has accepted it as "As is" in its present condition as habitable, suitable for tenants purposes. Tenant expressly further agrees that landlord shall have no duty or obligation whatsoever, unless otherwise specified herein, to make any subsequent repairs to the premises, or any part thereof during the term of this lease that effect or may effect the habitability of the premises or the physical health or safety of the tenant, whether or not the premises later become in a state of disrepair by reason of ordinary wear and tear or otherwise. Tenant expressly acknowledges and understands that the rental negotiated by the parties hereto takes into account the fact that the premises is being rented in "As is""present condition.


FAIR HOUSING
In accordance with the law, this premises is offered without respect to race, color, religion, sex, or national origin of tenant.


MISCELLANEOUS

This lease shall constitute a full understanding between the parties herein, and no other agreement unless in writing and signed by the parties hereto shall be binding upon the subject property.


SPECIAL CONDITIONS

Cozy realty Will provide all plumbing material, including toilet, bathroom sink, kitchen srnk, all piping and fittings, removal and installation of concrete and demolition of partitions.

NJS will provide floor tile and labor, spackle, paint and labor, lighting, electrical fixtures and labor, waste container, any carpeting and cabinetry. Cozy Realty will coordinate plumber and NJS will pay plumber no more than $500.00 upon completion of the job.

SIGNED
                                          _____________________________
                                                           TENANT

                                          _____________________________
                                                           TENANT


GUARANTY

In consideration of the execution of the within lease by the landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the landlord may grant the tenant, and huther consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the land lord all expenses incurred in enforcing the obligations of the tenant under the within lease and in enforcing his guaranty.